SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: August 3, 2005



                         CHINA MOBILITY SOLUTIONS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Florida                            000-26559                   330-751560
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

#900 - 789 West Pender Street, Vancouver, B.C. Canada        V6C 1H2
--------------------------------------------------          ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 632-9638
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

China Mobility Solutions, Inc. (CHMS) has elected to exercise its option to acquire 49% additional ownership of Quicknet for $4,000,000 from Beijing Di Ka Wo Software Development Corp., beneficially owned by Fang Hu and Bo Yu.

The terms of the acquisition are that CHMS will pay $2,000,000 (USD) cash by September 30, 2005 and $2,000,000 (USD) by December 31, 2005.

"Quicknet" is a joint venture legally named Beijing EW Xintong Science and Technology Development Co. LTD. of which CHMS already had purchased 49% in 2004 under the Share Purchase Agreement. Such acquisition has been approved by Beijing Huai Rou Bureau Foreign Trade and Economic Cooperation.

The 2004 Share Purchase Agreement for Quicknet provided that an additional 2% of Quicknet could be purchased for $100 from sellers. Such 2% of Quicknet is held by Beijing Shi Ji Rong Chuang Technology Development Corp. The 49% for which CHMS is exercising its option is also held through Beijing Shi Ji Rong Chuang Technology Development by the sellers.

CHMS, pursuant to an Amendment to the Share Purchase Agreement dated February 20, 2004, controls the Board of Quicknet.


Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.

Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None


Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

        None

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits - 10.20  Option Written Notice
                       10.21  Legal Letter
                       10.22  Amendment to the Share Purchase Agreement

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2005               CHINA MOBILITY SOLUTIONS, INC.



                                    By: /s/ Angela Du
                                        ----------------------------------------
                                         Angela Du, President